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                                                                   EXHIBIT 10.14

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                          WIRELESS FACILITIES, INC.,

                            A NEW YORK CORPORATION



                               WARRANT AGREEMENT

                              FOR THE ISSUANCE OF

                         50,000 SHARES OF COMMON STOCK



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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE
ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT
AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                               WARRANT AGREEMENT


          THIS WARRANT AGREEMENT (this "Agreement") is entered into and effective as of February 28, 1997 (the "Effective Date"), by and between WIRELESS FACILITIES, INC., a New York corporation (the "Company"), and _________ ("Warrantholder").

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

          1. Grant of the Right to Purchase Common Stock. For value received in the form of agreeing to serve as a member of the Company's Board of Directors (a "Director"), the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the "Warrant") to subscribe for and purchase from the Company fifty thousand (50,000) shares of the Company's Common Stock (the "Shares"), at a purchase price of Two and 80/100 Dollars ($2.80) per Share (the "Exercise Price").

          2. Term of the Warrant Agreement. Except as otherwise provided in this Agreement, the term of this Agreement and the right to purchase the Shares as granted in this Agreement, shall occur as follows:

              2.1 Effective Date Vesting. Commencing on the Effective Date, the initial sixteen thousand six hundred sixty-seven (16,667) of the Shares shall vest and be exercisable until the tenth (10th) anniversary of the Effective Date, unless such exercise period shall be extended in writing by the Company.

              2.2 One Year Anniversary Vesting. Commencing on the first anniversary of the Effective Date, if -- and only if -- Warrantholder is then a Director, sixteen thousand six hundred sixty-seven (16,667) of the Shares shall vest and be exercisable until the eleventh (11th) anniversary of the Effective Date, unless such exercise period shall be extended in writing by the Company.

              2.3 Two Year Anniversary Vesting. Commencing on the second anniversary of the Effective Date, if -- and only if -- Warrantholder is then a Director, the remaining sixteen thousand six hundred sixty-six (16,666) of the Shares shall vest and be exercisable until the twelfth
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(12th) anniversary of the Effective Date, unless such exercise period shall be extended in writing by the Company.

          3. Exercise of the Purchase Rights. Warrantholder's status as a Director shall be an absolute condition precedent to the vesting of the Shares on the first and second anniversaries of the Effective Date. Subject to this Agreement, the purchase rights set forth in this Agreement are exercisable by Warrantholder at any time prior to the expiration of the applicable term set forth in Section 2, by tendering to the Company at its principal office a notice of exercise in the form attached to this Agreement as Exhibit A (the "Notice of
                                                      ---------
Exercise"), duly completed and executed, together with a cashier's check or wire transfer (or other mode of payment acceptable to the Company) in the amount of the aggregate purchase price of the Shares together with all applicable transfer taxes, if any. Notwithstanding the foregoing, however, Warrantholder may not purchase less than 1,000 of the Shares at one time. Upon receipt of the Notice of Exercise and the payment of the purchase price therefor, the Company shall issue to Warrantholder a share certificate for the number of Shares purchased.

          4. Reservation of Shares. Following the Company's intended reincorporation as a Delaware corporation, and for the duration of the term of this Agreement, the Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement. Warrantholder acknowledges that the Company may not have a sufficient number of reserved shares of its Common Stock until the effective date of the reincorporation.

          5. No Rights as Shareholder. This Agreement does not entitle Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the purchase of the Shares as provided in this Agreement.

          6. Adjustment Rights. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

              6.1 Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, whether for stock, cash, or other consideration, lawful provision shall be made so that Warrantholder shall thereafter be entitled to receive upon exercise of its Warrants the number of shares of Common Stock or other securities of the successor corporation resulting from such merger or consolidation to which Warrantholder would have been entitled if the Warrants had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of Warrantholder
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after such reorganization, merger, consolidation or sale so that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and the number of Shares issuable pursuant to the terms and conditions of this Warrant Agreement) shall be applicable after such event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Warrants.

              6.2 Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change the Common Stock into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had the Warrantholder exercised its rights with respect to all of the shares then represented by this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

              6.3 Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

              6.4 Stock Dividends. If the Company at any time shall pay a dividend payable in the Company's Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately prior to such dividend (assuming all convertible securities are then converted into Common Stock) and (ii) the denominator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately after such dividend (assuming all convertible securities are then converted into Common Stock). Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          7. Warrant Nontransferable. The Warrant may not be sold, pledged, assigned or transferred in any manner, except that the warrants may be transferred by Warrantholder's will upon Warrantholder's death and/or may be assigned to a trust for the benefit of Warrantholder and/or Warrantholder's immediate family members.

          8. Securities Issues. Warrantholder, intending that the Company rely upon the following representations and covenants of Warrantholder, which by execution of this Agreement, Warrantholder hereby confirms:

                                      -3-
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              8.1  Acquisition for Own Account.  Warrantholder is entering into this Agreement for Warrantholder's own account and not with a view to or for sale in connection with any distribution of securities.

              8.2 No Transfers Contemplated. Warrantholder does not presently have any contracts, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any securities of the Company.

              8.3 True Investment Purpose. Warrantholder has not been organized for the purpose of entering into this Agreement.

              8.4 Restrictions on Acquired Securities. Warrantholder acknowledges that any securities acquired pursuant to this Agreement may not be sold, pledged, assigned or transferred in any manner, except pursuant to registration and qualification under applicable securities laws, or if an exemption from such registration or qualification is applicable.

              8.5 Investment Experience. Warrantholder is an investor in securities of early stage companies and is able to fend for himself, bear the economic risk of his investment and evaluate the merits and risks of the transactions provided in this Agreement. All representations, warranties and agreements of Warrantholder as stated in that certain Subscription and Representation Agreement between the Warrantholder and the Company dated effective as of February 28, 1997 (the "Subscription Agreement") are hereby restated and incorporated herein by this reference.

              8.6 Legend. Warrantholder understands that any Common Stock issuable upon the exercise of the Warrant under this Agreement shall be subject to transfer restrictions as provided in the Bylaws of the Company and under applicable law and may bear a legend in the form substantially as follows:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

          8.7 No General Solicitation. Warrantholder has not seen or received any advertisement or general solicitation in connection with this Agreement or the Warrant.

          9.  Miscellaneous.

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              9.1  Governing Law.  This Agreement is entered into in San Diego,
California, shall be performed in California, and shall be interpreted and enforced in San Diego, California under the internal laws of the State of California without regard to California's conflict-of-law provisions.

              9.2 Entire Agreement. This Agreement and the Subscription Agreement constitute the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersedes all prior and contemporaneous agreements. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by both of the parties.

              9.3 Assignment. Not in derogation of Section 7 hereof, this Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

              9.4 Notices, Etc. All notices, requests, demands or other communications that are required or permitted under this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party or three (3) days after being deposited in the United States mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the others in accordance with this Section of a change of address:

     The "Company":           Wireless Facilities, Inc.
                              9725 Scranton Road, Suite 140
                              San Diego, California 92121
                              Attention:  Masood K. Tayebi, Ph.D. and
                              Massih Tayebi, Ph.D.

     "Warrantholder":
                              ----------------------------

                              -------------------------

                              --------------------------

     Copy to:                 William W. Eigner, Esq.
                              Procopio, Cory, Hargreaves
                                & Savitch LLP
                              530 B Street, Suite 2100
                              San Diego, CA  92101

              9.5 Attorneys' Fees. In any action at law, in equity, or arbitration arising from or relating to this Agreement, the unsuccessful party to such litigation or arbitration, as determined by the court or arbitrator in a final judgment, decree or decision, shall pay the successful party or

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parties as determined by the court or arbitrator, all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included as part of the judgment.

              9.6 Severability. In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

              9.7 Time is of the Essence. Time is absolutely of the essence in construing each provision of this Agreement.

              9.8 Interpretation/Conflict Waiver. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement. This Agreement has been drafted by Procopio, Cory, Hargreaves & Savitch LLP ("Procopio"), which has served as legal counsel for the Company only in this transaction. However, the undersigned has been encouraged, and has had the opportunity, to consult with the undersigned's own independent legal counsel with respect to this Agreement. The parties acknowledge that each party and such party's counsel have reviewed and revised, or have had an opportunity to review and revise, this Agreement. Therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. All parties acknowledge they have been informed of Procopio's potential representation of the undersigned or related entities and of the potential effects of such representation, and nonetheless waive, to the fullest extent permitted by law, any conflict-of-interest claims they may have against Procopio and its attorneys.

              9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                 "Company"

                                 WIRELESS FACILITIES, INC.,
                                   a New York corporation


                                 By:__________________________
                                 Name:________________________
                                 Title:_______________________


                                 "Warrantholder"


                                 _____________________________

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                                   Exhibit A
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                              Notice of Exercise
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To:  President
     Wireless Facilities, Inc.


(1) The undersigned Warrantholder ("Warrantholder") hereby elects to purchase ____________________ (_______) shares of the Common Stock of Wireless Facilities, Inc., a New York corporation (the "Company"), pursuant to the terms of the Warrant Agreement dated as of February 28, 1997 (the "Warrant Agreement") between the Company and Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Common Stock of the Company, the undersigned hereby confirms and acknowledges the representations made in
     Section 8 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.


                                    _________________________________
                                    (Name)


                                    _________________________________
                                    (Address)


                                    WARRANTHOLDER

                                    By:______________________________
                                       Name:_________________________
                                       Title:________________________


                                    Date:____________________________